FORM 8K
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Special Report to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Commission File Number 33-77504

HERITAGE OAKS BANCORP
(Exact name of registrant as specified in its charter)
April 3, 2003

State of Incorporation:	California

I.R.S. Employer Identification No.:	77-0388249

Address of principal executive offices:	545 12th Street
Paso Robles, California 93446

Registrant’s telephone number:	(805) 239-5200

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

(c) Exhibits
99.1# A press release relating to results of operations through the end of the first quarter ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE(The following is provided under Item 12 of Form 8-K)

On April 3, 2003 Heritage Oaks Bancorp announced the results of operations through the end of the first Quarter ended March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Heritage Oaks Bancorp
(Registrant)

Date: April 3, 2003	/s/ Lawrence P. Ward
Lawrence P. Ward
President and Chief Executive Officer
(Principal Executive Officer)

Date: April 3, 2003	/s/ Margaret Torres
Margaret Torres
Chief Financial Officer
(Principal Financial Officer)